Exhibit 99.1

Celanese Corporation
1601 W. LBJ Freeway
Dallas, Texas 75234

Celanese US Holdings LLC Announces Results of Exchange Offer

DALLAS, April 13, 2011 --- Celanese Corporation (NYSE: CE) (the “Company”) today announced the results of the offer by its wholly-owned subsidiary, Celanese US Holdings LLC (the “Issuer”), to exchange up to $600 million principal amount of newly issued 6 5/8% Senior Notes due 2018, registered under the Securities Act of 1933, for a like principal amount of its outstanding, privately placed 6 5/8% Senior Notes due 2018.

According to information provided by the exchange agent, Wells Fargo Bank, National Association, $600 million aggregate principal amount, or 100%, of the privately placed 6 5/8% Senior Notes due 2018 were tendered for exchange in the exchange offer.  The exchange offer expired at 5:00 p.m. New York City time on April 12, 2011.

The outstanding notes were privately placed in September 2010.  The Issuer made this exchange offer to satisfy its obligations under a registration rights agreement relating to the outstanding notes, pursuant to which the Issuer committed to use its commercially reasonable efforts to issue notes registered under the Securities Act of 1933, which notes generally can be publicly traded, in exchange for the outstanding, privately placed notes, which are subject to certain transfer restrictions.  The exchange offer will not affect the Issuer or the Company’s outstanding debt levels, as new notes issued pursuant to the exchange offer will be issued only upon cancellation of a like amount of currently outstanding notes.

This announcement is not an offer to sell any securities, nor a solicitation of any offer to buy or exchange any securities.  The exchange offer was made solely pursuant to the Issuer’s prospectus dated March 15, 2011, which has been filed with the Securities and Exchange Commission, including any supplements thereto.

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Contacts:
Investor Relations
Mark Oberle
Phone: +1 972 443 4464
Telefax: +1 972 443 8519
Mark.Oberle@celanese.com

Forward-Looking Statements
This release may contain “forward-looking statements,” which include information concerning the company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this release, the words “will,” “intends,” “expects,” “outlook,” “forecast,” “estimates,” “anticipates,” “projects,” “plans,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. The company’s ability to successfully complete the transactions referred to in this press release is subject to numerous factors and contingencies, many of which are beyond the company’s control.  These include local and national economic, credit and capital market conditions, including prevailing interest rates; legal and regulatory developments, including changes to tax rates, applicable securities regulations or accounting standards; and geopolitical conditions, including the occurrence of acts of war or terrorist incidents or natural disasters.  Any of these factors or others not named herein could cause the company to abandon the referenced transactions or cause the company’s actual results to differ materially from those expressed as forward-looking statements.  In addition, other risk factors that could cause actual results to differ materially from the forward-looking statements contained in this release include those that are discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.